UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 31, 2023

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.001 per share	GNW	NYSE (New York Stock Exchange)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on December 14, 2023, Brian K. Haendiges, Executive Vice President—U.S. Life Insurance, informed Genworth Financial, Inc. (the “Company”) of his intention to resign from this position effective December 31, 2023. Mr. Haendiges did resign his position as Executive Vice President—U.S. Life Insurance, effective December 31, 2023. Mr. Haendiges will remain employed with the Company in an advisory role through April 2024 to ensure a smooth transition to a new Executive Vice President—U.S. Life Insurance.

Effective January 1, 2024, the Company appointed Jamala M. Arland as Executive Vice President—U.S. Life Insurance.

Ms. Arland, age 42, has served as a Senior Vice President—Long-Term Care Insurance In-Force since May 2022 with oversight responsibilities of the Company’s in-force long-term care insurance products. From January 2019 through May 2022, she served as a Vice President in Long-Term Care In-Force leading the execution of the Company’s multi-year rate action plan. Ms. Arland joined the Company in May 2005 and has held various actuarial roles at the Company in life valuation and annuity product development. She is the industry representative to the California Long-Term Care Taskforce, as appointed by the state Senate Rules Committee. Ms. Arland is a Fellow in the Society of Actuaries, a member of the American Academy of Actuaries (AAA), previously serving as chair of the AAA LTC Reform Subcommittee, and is a charterholder in the CFA Institute. Ms. Arland received a Bachelor of Mathematics (Actuarial Science and Statistics) degree from the University of Waterloo.

In connection with her appointment as Executive Vice President—U.S. Life Insurance, Ms. Arland will receive an annual base salary of $500,000 and an annual incentive target of 100% of her base salary. Ms. Arland is eligible to participate in the Company’s Amended and Restated Senior Executive Severance Plan. In addition, Ms. Arland will be entitled to participate in other benefits that are available to our executive officers, such compensation and benefit plans and arrangements are described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 5, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2024	GENWORTH FINANCIAL, INC.

	By:	/s/ Jerome T. Upton
Jerome T. Upton
Executive Vice President and Chief Financial Officer